Barclays Americas Select Franchise Conference May 8, 2024 Bruce Van Saun Chairman and Chief Executive Officer

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward- looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic, business and political conditions, including as a result of the interest rate environment, supply chain disruptions, inflationary pressures and labor shortages, that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits; • The general state of the economy and employment, as well as general business and economic conditions, and changes in the competitive environment; • Our capital and liquidity requirements under regulatory standards and our ability to generate capital and liquidity on favorable terms; • The effect of changes in our credit ratings on our cost of funding, access to capital markets, ability to market our securities, and overall liquidity position; • The effect of changes in the level of commercial and consumer deposits on our funding costs and net interest margin; • Our ability to execute on our strategic business initiatives and achieve our financial performance goals across our Consumer, Commercial and Private Bank businesses; • The effects of geopolitical instability, including the wars in Ukraine and the Middle East, on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks; • Our ability to comply with heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • Environmental risks, such as physical or transition risks associated with climate change, and social and governance risks, that could adversely affect our reputation, operations, business, and customers; • A failure in or breach of our compliance with laws, as well as operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period- to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 1Q24 Overview Maintaining strong capital and liquidity position Well positioned for medium-term relative outperformance – Strategic initiatives progressing well: Private Bank, NYC Metro, private capital opportunity, TOP 9 – Significant NII tailwind from Non-Core and swaps; target NIM range of 3.25-3.40% Credit trends in line with expectations; well-reserved – Strong ACL coverage of 1.61%; General Office reserve of 10.6% at March 31, 2024 – CET1 ratio of 10.6%, among the highest in the peer group – Strong liquidity profile; pro forma LCR at 120% under Category I Bank requirements Highly diversified and retail-oriented deposit base – 68% Consumer Banking deposits; 70% insured/secured(1) – Cumulative IB deposit beta performance to date of 52%, slightly better than peer median See page 21 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

4 Strong franchise with a leading presence in attractive markets Well-positioned businesses Consumer Commercial • Transformed deposit franchise with strong market presence; opportunity with recent entry into NYC Metro • Differentiated lending platform with a focus on building relationships • Significant potential to scale and capture share in Wealth Private Bank • Building a premier Private Bank with an exceptional service model • Diversified, high-quality growth in deposits and lending; AUM building momentum Assets Deposits Loans $220B $176B $143B As of March 31, 2024 • Grow primary deposit relationships • Expand in New York Metro • Build scale in Wealth • Deliver seamless digital experiences • Focus on relationship lending • Deliver a world-class service model • Market and expand the brand • Hire and build out wealth teams • Expand in key markets • Expand in high-growth markets • Focus on key verticals • Scale product capabilities • Concentrate on payments and digital transformation • Support growth of private capital • Well positioned to capitalize on increasing private capital opportunity • Full suite of Treasury Solutions, Capital Markets & Advisory capabilities focused on middle market and mid-corporate • Strong middle market bookrunner league table results: consistently top-5 sponsor- led, top-10 overall middle market National reach

5 Capital level remains near the top of the peer group CET1 Ratio adjusted for AOCI opt-out removalCET1 Ratio ■ Well positioned for changing regulatory environment ■ CET1 ratio under current rules of 10.6%, and 8.9% adjusted for AOCI opt-out removal; among the strongest within the peer group – Expect both ratios to converge to the 10.0-10.5% range over the medium term Peers include CMA, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB. Peer data as of March 31, 2024 for the CET1 ratio and as of December 31, 2023 for the CET1 ratio adjusted for AOCI opt-out removal 11.5% 11.1% 10.6% 10.4% 10.3% 10.3% 10.2% 10.1% 10.1% 10.0% Peer 1 Peer 2 CFG Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 10.8% 9.0% 8.9% 8.4% 8.4% 8.2% 7.7% 7.7% 7.6% 7.1% 6.8% Peer 1 CFG (4Q23) CFG (1Q24) Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

6 NIB 21% Money Market 30%Checking With Interest 19% Citizens Access Savings 6% Savings 10% Term 14% Branch Deposits 49% Citizens Access 6% Wealth 1% Business Banking 12% Commercial 26% Treasury/ Other 6% (As of 3/31/24) Highly diversified and retail-oriented deposit base $176B Period-end deposits Peer Avg(1) Business mix Product mix Total deposits insured/secured(2) Stable Consumer Banking deposits Peer Avg(1) 44% 42% 42% 22% 21% 21% 22% 21% 21% NIB Low-cost deposits 3Q23 4Q23 1Q24 % NIB and low- cost deposits (3) 55% 67% 68% 4Q23 4Q23 1Q24 65% 71% 70% 4Q23 4Q23 1Q24 Proforma LCR under Category I Bank rules 109% 117% 120% 3Q23 4Q23 1Q24 100%* *Minimum LCR requirement under Category I Bank rules See page 21 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

7 43% 49% 51% 52% 52% 53% 53% 55% 55% 62% Peer 1 Peer 2 Peer 3 Peer 4 CFG Peer 5 (Median) Peer 6 Peer 7 Peer 8 Peer 9 Deposit beta performance to date reflects significant investments in the franchise(1) ...Resulting in a cumulative IBD beta that is slightly better than the peer median 4Q21 to 1Q24 Sequential IBD costs have outperformed the peer median since 1Q23... 51 47 39 19 6 62 53 45 22 12 CFG Peer Median 1Q23 2Q23 3Q23 4Q23 1Q24 See page 21 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. (2)

Credit performance broadly in-line with peer regional banks(1)

Quarterly average NCO ratio since IPO



Peer 1 0.46%
Peer 2 0.38%
Peer 3 0.37%
Peer 4 0.35%
CFG 0.33%
Peer Avg. 0.30%
Peer 5 0.27%
Peer 6 0.25%
Peer 7 0.23%
Peer 8 0.20%
Peer 9 0.14%

Quarterly average NCO ratio by business since IPO

As of 4Q23



Retail
Commercial
0.46%
0.43%
0.18%
0.18%
CFG
Peer Average

1Q24 Commentary

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
- C&I portfolio has focused growth on larger, mid-corporate customers, thereby improving overall asset quality
- Leveraged loans ~1.7% of total CFG loans, granular hold positions with an average outstanding of ~$13 million
- CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection

- Super prime/prime retail portfolio - ~95% >680 FICO; ~76% secured
- Mortgage – FICO ~785; weighted-average LTV of ~53%
- Home equity – FICO ~760
  - ~35% secured by 1st lien
  - ~98% CLTV less than 80%
  - ~86% CLTV less than 70%
- Auto – FICO ~740
- Education – FICO ~785
- Other retail:
  - Credit card – FICO ~735
  - Citizens Pay – FICO ~725; incorporates loss sharing

See page 21 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

8

Consumer Banking - transformed franchise

Demonstrating franchise quality

Strong deposit performance

Low-cost branch-based deposits



+~7% CAGR
2018
2023

- Strong low-cost deposit growth
- Significantly improved deposit beta performance vs prior rate cycle

Relationship-based capital deployment

Exited

- Indirect Auto
- Wholesale Mortgage
- Fintech purchase flow agreements

Growth focus

- HELOC
- Mortgage
- Card
- Student

Improving digital strength

All-time high app store rating

~7% YoY growth in mobile active users

~17% YoY growth in digital payments

High-quality growth acceleration

Strong customer growth

Primary checking household growth (millions)



+16%
1.76
2.03
Dec-19
Mar-24

Growing strong in NYC Metro

Retail household growth ('000s)



+~7%
362
387
Mar-23
Mar-24

Retail deposit growth ($ billions)



+~20%
$8.7
$10.4
Mar-23
Mar-24

Building scale in Wealth Management

AUM ($ billions)



+15%
$20.9
$24.0
$13.2
$15.3
$7.7
$8.7
1Q23
1Q24
Citizens Private Wealth
Citizens Wealth Management

9

10 $0.2 $1.2 $2.4 3Q23 4Q23 1Q24 81%19% Commercial Consumer High-quality loans Wealth AUM DDA 30% CWI 3% Savings 64% Term 3% Private Bank - high-quality, accretive growth ■ ~80% of deposits are Commercial ■ DDA/CWI is 33% of deposit mix $0.4 $0.5 12/31/23 03/31/24 as of 3/31/24 with a yield of ~8% Deposits Strong growth; accretive DDA mix focused on operating relationships Lending Diversified, high-quality growth led by strong commercial pipeline Wealth Scale through hiring and addition of geographically linked teams connected to the Private Bank P&L Expect to reach breakeven in 2H2024 Financial expectations 2024 as of 3/31/24 Deposit mix $1.1B $s in billions Deposit growth as of 3/31/24 $s in billions Strong accretive portfolio composition

11 Focused on middle market, mid- corporate, sponsor clients For the past 12 years, Citizens has been cultivating distinctive capabilities to serve the middle market economy including the private capital ecosystem ■ Significant investments in talent and capabilities; five advisory acquisitions since 2017, Private Bank synergies ■ Steady multi-year league table gains in middle market and overall market ■ Effectively utilizing our balance sheet to support both private equity and private debt firms active in the middle market Commercial Banking - uniquely positioned Strong league table results Middle market bookrunner by deal count 12 months ended March 31, 2024 Sponsor #1 Overall #8 Private capital opportunity Private capital fundraising has led to record deal formation, M&A activity and fees 2019-2023 eclipsed prior five years by 44% $3.3 trillion U.S. private capital fundraising ■ Multi-year investments in talent, capabilities, industry expertise to serve clients through their life cycle ■ Built-out global markets, securities businesses, advisory and wealth capabilities ■ Focused on key growth verticals ■ Enhanced Treasury Solutions; developing integrated payments platforms Full life-cycle capabilities Vertical expertise and strong sponsor relationships, advisory, subscription finance, fund finance, LBOs, public market capital Focused on high-growth markets Fully-integrated client coverage Built a formidable full-service corporate bank ■ Expanded to a national focus; growing mid-corporate client base through continued expansion into Southeast, Texas, California ■ Poised for upside in capital markets ■ Growth opportunities in Treasury Solutions & Payments ■ Developed full-service capabilities for private capital ■ Strong integrated coverage model serving middle market, mid-corporate and private capital ■ Expanding leveraged finance and M&A opportunities across middle market, sponsor client base ■ Increasing sustainability focus with clients especially in carbon-intensive sectors

12 Citizens is an attractive investment opportunity Citizens continues to have a series of unique initiatives that will lead to relative medium-term outperformance – Transformed Consumer Bank with further deposit growth and Wealth revenue potential; well positioned in NYC metro to gain market share; performance tracking well – Well-positioned Commercial Bank ready to serve private capital and high-growth sectors of the U.S. economy – Building premier Wealth/Private Bank franchise - off to a strong start and gathering momentum through 2024 Citizens has robust capital, liquidity and funding position Citizens has performed well since the IPO given its sound strategy, capable and experienced leadership and a strong customer-focused culture – Track record of strong execution – Commitment to operating and financial discipline; TOP 9 progressing well – Excellence in our capabilities, highly competitive with mega-banks and peers Citizens is well positioned to deliver ~16 to 18% ROTCE over the medium-term given strategic initiatives and 2025 to 2027 NII tailwinds – Committed to maintaining our strong capital and liquidity position, while further strengthening funding and performance with balance sheet optimization, including Non-Core strategy – Relative strength allows Citizens to take advantage of opportunities – Focused on deploying capital to best relationship/highest risk-adjusted return areas – Flexibility to continue returning capital to shareholders – Significant NII tailwind from Non-Core and swaps over the medium term; target NIM range 3.25 to 3.40% – Private Bank results go from net investment position towards 20%+ ROTCE – Current significant drag from Non-Core dissipates with time

Appendix

14 2023 Awards and recognition

1Q24 GAAP summary

$s in millions	1Q24	4Q23	1Q23	Q/Q $/bps	Q/Q %	Y/Y $/bps	Y/Y %
Net interest income	$ 1,442	$ 1,488	$ 1,643	$ (46)	(3) %	$ (201)	(12) %
Noninterest income	517	500	485	17	3	32	7
Total revenue	1,959	1,988	2,128	(29)	(1)	(169)	(8)
Noninterest Expense	1,358	1,612	1,296	(254)	(16)	62	5
Pre-provision profit	601	376	832	225	60	(231)	(28)
Provision for credit losses	171	171	168	—	—	3	2
Income before income tax expense	430	205	664	225	110	(234)	(35)
Income tax expense	96	16	153	80	NM	(57)	(37)
Net income	$ 334	$ 189	$ 511	$ 145	77 %	$ (177)	(35) %
Preferred dividends	30	30	23	—	—	7	30
Net income available to common stockholders	$ 304	$ 159	$ 488	$ 145	91 %	$ (184)	(38) %
$s in billions							
Average interest-earning assets	$ 200.1	$ 203.1	$ 202.6	$ (3.1)	(2) %	$ (2.5)	(1) %
Average deposits	$ 176.1	$ 177.1	$ 174.4	$ (1.0)	(1) %	$ 1.8	1 %
Performance metrics							
Net interest margin[1]	2.90 %	2.90 %	3.29 %	— bps		(39) bps	
Net interest margin, FTE[1]	2.91	2.91	3.30	—		(39)	
Loan-to-deposit ratio (period-end)	81.2	82.3	89.8	(114)		(867)	
ROTCE	8.9	4.7	14.4	414		(552)	
Efficiency ratio	69.3	81.1	60.9	(1,180)		843	
Noninterest income as a % of total revenue	26 %	25 %	23 %	125 bps		360 bps	
Full-time equivalent colleagues	17,354	17,570	18,547	(216)	(1)	(1,193)	(6)
Operating leverage					14.3 %		(12.7) %
Per common share							
Diluted earnings	$ 0.65	$ 0.34	$ 1.00	$ 0.31	91 %	$ (0.35)	(35) %
Tangible book value	$ 30.19	$ 30.91	$ 29.44	$ (0.72)	(2) %	$ 0.75	3 %
Average diluted shares outstanding (in millions)	463.8	468.2	487.7	(4.4)	(1) %	(23.9)	(5) %

See page 21 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

15

1Q24 Underlying financial performance detail[1]

	(A)	(B)	(C) = (A) + (B)	(D)	(E) = (C) + (D)
$s in millions	Legacy Core[2]	Private Bank	Core	Non-Core[3]	Total CFG
Net interest income	$1,462	$16.8	$1,479	$(37)	$1,442
Noninterest income	513	1.3	514	—	514
Total revenue	1,975	18.0	1,993	(37)	1,956
Noninterest Expense	1,210	37.6	1,248	25	1,273
Pre-provision profit	765	(19.6)	745	(62)	683
Provision for credit losses	152	—	152	19	171
Income before income tax expense	613	(19.6)	593	(81)	512
Income tax expense	143	(5.0)	138	(21)	117
Net income	470	(14.5)	455	(60)	395
Preferred dividends	30	—	30	—	30
Net income available to common stockholders	$440	$(14.5)	$425	$(60)	$365
Contribution to total CFG Diluted EPS	$0.95	$(0.03)	$0.92	$(0.13)	$0.79
$s in billions					
Interest-earning assets (spot)	$185	$1.1	$186	$9.9	$196
Loans (spot)	132	1.1	133	9.9	143
Deposits (spot)	174	2.4	176	—	176
Risk-weighted assets (spot)	159	1.3	160	10.0	170
Performance metrics:					
Net interest margin, FTE[4]	3.12%	NM	3.15%	(1.41)%	2.91%
Loan-to-deposit ratio (spot)	75.9	46.0	75.5	NM	81.2
CET1 capital ratio	11.4	NM	11.3	NM	10.6
ROTCE	12.8	NM	12.4	NM	10.6
Efficiency ratio	61.2	NM	62.6	NM	65.1
Noninterest income as a % of total revenue	26.0	NM	25.8	NM	26.3

- CFG performance reflects solid Legacy Core results, investment in Private Bank and impact from Non-Core
- Private Bank expected to reach breakeven in 2H2024
- Non-Core run off of $1.2 billion in 1Q24

16

See page 21 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

17 $(50) $— $50 $100 $150 $200 $250 Significant NII contribution from Non-Core and swaps in 2025 and beyond given run off and lower rates Terminated swaps (fixed impact; not dependent on rates) Active swaps (received fixed only) - impact based on forward curve Expected incremental quarterly NII & NIM contribution from Non-Core and receive-fixed swaps portfolio relative to 1Q24 Non-Core portfolio* Net impact $(75) $(50) $(25) $— $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 **Non-Core includes benefit from denominator effects which accounts for ~65% of the NIM tailwind by 4Q27 4Q24 4Q25 4Q26 4Q271Q24 to 4Q27 NIM Tailwind Non-Core** ~22 bps Terminated swaps ~23 bps Active swaps ~17 bps Total ~62 bps 0 bps + ~29 bps Medium-term CFG NIM range Net Cumulative NIM Impact ~3.25-3.40% + ~62 bps Receive-fixed active swaps $ (87) Terminated swaps (115) Total swaps (202) Non-Core (37) Total NII $ (239) Net NIM impact ~(65) bps 1Q24 NII contribution $s in millions $s in millions + ~57 bps ~$(35) ~$91 ~$213 ~$233 ■ 1Q24 NIM of 2.91% expected to benefit ~62 bps by 4Q27 from Non-Core and swaps, partially offset by a ~15-25 bps impact of an asset sensitive core balance sheet, resulting in a medium-term NIM outlook of 3.25-3.40% ■ Assumes Fed Funds at ~5% by YE2024 and trending toward ~3.50% by YE2027 Medium-term NIM

$72.8B Commercial credit portfolio

Diverse and granular portfolio

($ in billions)	Balances		% of total CFG
C&I			
Finance and Insurance			
Capital call facilities	$	5.1	4 %
Other Finance and Insurance		5.8	4
Other Manufacturing		3.8	2
Technology		3.3	2
Accommodation and Food Services		2.8	2
Health, Pharma, Social Assistance		2.5	2
Professional, Scientific, and Technical Services		2.4	2
Wholesale Trade		2.4	2
Retail Trade		2.1	1
Other Services		2.4	2
Energy & Related		2.0	1
Rental and Leasing		0.9	1
Consumer Products Manufacturing		0.9	1
Administrative and Waste Management Services		1.5	1
Arts, Entertainment, and Recreation		1.6	1
Automotive		0.9	1
Other [1]		3.6	2
Total C&I[2]	$	44.0	31 %
CRE			
Multi-family	$	9.5	7 %
Office			
Credit tenant lease and life sciences[3]		2.3	2
Other general office		3.4	2
Industrial		4.1	3
Retail		3.4	2
Co-op		1.8	1
Data Center		0.7	—
Hospitality		0.6	—
Other [1]		3.1	3
Total CRE	$	28.9	20 %
Total Commercial loans & leases	$	72.8	51 %
Total CFG	$	143.2	

Commercial portfolio risk ratings[4]



$s in billions
$57.5
$74.4
$72.8
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
25%
58%
7%
19%
17%
57%
7%
20%
17%
56%
4Q19
4Q23
1Q24

Highlights

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
- C&I portfolio has focused growth on larger, mid-corporate customers, thereby improving overall asset quality
- Leveraged loans ~1.7% of total CFG loans, granular hold positions with an average outstanding of ~$13 million
- CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection

See page 21 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

18

19 Suburban Class C 2% CBD Class C 5% Suburban Class A 39% CBD Class A 15% Suburban Class B 29% CBD Class B 10% 53% 100% 88% 100% 58% 76% 9% 42% 81% 100% 47% 12% 42% 24% 91% 58% 19% New York, NY Washington, DC Dallas, TX Los Angeles, CA Atlanta, GA Philadelphia, PA Chicago, IL Boston, MA Baltimore, MD Phoenix, AZ Suburban CBD NY 13.4% VA 12.3% NJ 10.8% CA 9.2% TX 8.2% MD 6.4% PA 5.1% GA 4.7% IL 3.9% MA 3.6% OH 3.5% AZ 2.7% CO 2.5% WA 2.3% NC 2.2% Other 9.2% Commercial Real Estate - $5.7B Office portfolio: well diversified $3.4B General Office by state Other MN CT FL VT MO IN DC MI UT SC RI DE 24% 16% 60% General Office $3.4B Credit Tenant $1.4B Life Sciences $0.9B Property type $3.4B General Office class & location Top 10 General Office MSA breakdown Outstanding *Manhattan is ~$115 million $ 789 519 201 193 162 153 135 117 95 92 $ in millions (As of 3/31/24)

20 38% 43% 44% 33% 32% 31% 18% 16% 16% 5% 4% 4%6% 5% 5% 4Q19 4Q23 1Q24 44% 21% 11% 4% 13% 7% $70.4B Retail credit portfolio 800+ 740-799 680-739 640-679 <640 $61.6 $70.4 $s in billions $71.5 Home equity Retail loans(1) Residential mortgage Auto Education - in school Education - refinance Other retail ~95% of retail portfolio > 680 Super-prime/prime* ~76% of retail portfolio Secured ■ Mortgage – FICO ~785 – Weighted-average LTV of ~53% ■ Home equity – FICO ~760 – ~35% secured by 1st lien – ~98% CLTV less than 80% – ~86% CLTV less than 70% ■ Auto – FICO ~740 ■ Education – FICO ~785 ■ Other retail: – Credit card – FICO ~735 – Citizens Pay – FICO ~725; incorporates loss sharing High quality, diverse portfolio * Super-prime/prime defined as FICO of 680 or above at origination Retail portfolio FICOs(2) See page 21 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

21 Notes on Non-GAAP Financial Measures See important information on our use of Non-GAAP Financial Measures at the beginning this presentation and reconciliations to GAAP financial measures at the end of this presentation. Non-GAAP measures are herein defined as Underlying results. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. . d. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes Notes on slide 3 - 1Q24 Overview 1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 6 - Highly diversified and retail-oriented deposit base 1) Estimated based on available company disclosures. 2) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. 3) Includes branch-based checking with interest and savings. Notes on slide 7 - Deposit beta performance to date reflects significant investments in the franchise 1) Peer data sourced from available company disclosures. 2) 1Q23 peer median excludes USB due to timing of an acquisition. Notes on slide 8 - Credit performance broadly in-line with peer regional banks 1) Peer data sourced from available company disclosures. Notes on slide 15 - 1Q24 GAAP summary 1) See general note a). Notes on slide 16 - 1Q24 Underlying financial performance detail 1) See note on non-GAAP financial measures. 2) Legacy Core consists of Commercial, Consumer excluding Private Bank and Non-Core, and Other. 3) At March 31, 2024, the Non-Core segment was fully funded with marginal high-cost funding comprised of FHLB, collateralized auto debt, and brokered certificates of deposit. 4) See general note a). Notes on slide 18 - $72.8B Commercial credit portfolio 1) Includes deferred fees and costs. 2) Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation. 3) Credit tenant lease includes loans to nationally recognized tenants with high credit ratings and life sciences includes loans to provide lab and office space for tenants involved in the study and development of scientific discoveries. 4) Reflects period end balances. Notes on slide 20 - $70.4B Retail credit portfolio 1) See general note c). 2) Reflects period end balances. Notes on slide 23 - Non-GAAP financial measures and reconciliations excluding Private Bank & Non-Core 1) Consumer Banking excludes Private Bank. 2) Legacy Core consists of Commercial, Consumer excluding Private Bank and Non-Core, and Other. 3) At March 31, 2024, the Non-Core segment was fully funded with marginal high-cost funding comprised of FHLB, collateralized auto debt, and brokered certificates of deposit. 4) See general note a).

22 Non-GAAP financial measures and reconciliations - CET1 adjusted for AOCI opt-out removal 1Q24 4Q23 CET1 Ratio adjusted for AOCI opt-out removal CET1 capital $ 18,090 $ 18,358 Less: AFS securities - AOCI 1,687 1,511 HTM securities - AOCI(1) 810 827 DTA for AFS/HTM securities 12 14 Pension 324 333 DTA for Pension 1 1 CET 1 capital adjusted for AOCI opt-out removal A $15,256 $15,672 Risk-weighted assets 170,125 172,601 Less: HTM securities - AOCI 142 146 AFS securities - AOCI 282 243 DTA for AFS/HTM securities (2,062) (1,901) Pension 324 333 DTA for Pension (292) (287) Risk-weighted assets adjusted for AOCI opt-out removal B $171,731 $174,067 CET1 Ratio adjusted for AOCI opt-out removal A/B 8.9% 9.0% $s in millions, except share, per share and ratio data (1) "HTM securities - AOCI" refers to unrealized losses recognized on securities before transfer to HTM

Non-GAAP financial measures and reconciliations excluding Private Bank & Non-Core*

$s in millions	1Q24 (GAAP)						1Q24 Notables			1Q24 (Non-GAAP)			
	Commercial Banking	Consumer Banking[1]	Other	Legacy Core[2]	Private Bank	Non-Core[3]	Legacy	Private Bank	Non-Core	Legacy Core	Private Bank	Non-Core	Total
Net interest income	$ 514	$ 1,076	$ (128)	$ 1,462	$ 16.8	$ (37)	$ —	$ —	$ —	$ 1,462	$ 16.8	$ (37)	$ 1,442
Noninterest income	227	257	32	516	1.3	—	3.0	—	—	513	1.3	—	514
Total revenue	741	1,333	(96)	1,978	18.0	(37)	3.0	—	—	1,975	18.0	(37)	1,956
Noninterest Expense	317	864	113	1,294	39.0	25	84	1.4	—	1,210	37.6	25	1,273
Pre-provision profit	424	469	(209)	684	(21.0)	(62)	(81)	(1.4)	—	765	(19.6)	(62)	683
Provision for credit losses	81	81	(10)	152	—	19	—	—	—	152	—	19	171
Income before income tax expense	343	388	(199)	532	(21.0)	(81)	(81)	(1.4)	—	613	(19.6)	(81)	512
Income tax expense	84	100	(62)	122	(5.4)	(21)	(21)	(0.4)	—	143	(5.0)	(21)	117
Net income	259	288	(137)	410	(15.6)	(60)	(60)	(1.1)	—	470	(14.5)	(60)	395
Preferred dividends	—	—	30	30	—	—	—	—	—	30	—	—	30
Net income available to common stockholders	$ 259	$ 288	$ (167)	$ 380	$ (15.6)	$ (60)	$ (60)	$ (1.1)	$ —	$ 440	$ (14.5)	$ (60)	$ 365
Contribution to total CFG Diluted EPS	$ 0.56	$ 0.62	$ (0.37)	$ 0.81	$ (0.03)	$ (0.13)	$ (0.14)	$ —	$ —	$ 0.95	$ (0.03)	$ (0.13)	$ 0.79
$s in billions													
Interest-earning assets (spot)	$ 66	$ 67	$ 52	$ 185	$ 1.1	$ 10	$—	$—	$—	$185	$1.1	$9.9	$196
Loans (spot)	65	66	1	132	1.1	10	—	—	—	132	1.1	9.9	143
Deposits (spot)	45	119	10	174	2.4	—	—	—	—	174	2.4	—	176
Risk-weighted assets (spot)	$ 88	$ 55	$ 16	$ 159	$ 1.3	$ 10	$—	$—	$—	$159	$1.3	$10.0	$170
Performance metrics:													
Net interest margin, FTE[4]				3.12 %		(1.41)%				3.12 %		(1.41)%	2.91 %
Loans-to-deposit ratio (spot)				75.9 %	46.0 %					75.9 %	46.0 %		81.2 %
CET1 capital ratio				11.4 %						11.4 %			10.6 %
ROTCE				11.1 %						12.8 %			10.6 %
Efficiency ratio				65.4 %						61.2 %			65.1 %
Noninterest income as a % of total revenue				26.1 %						26.0 %			26.3 %

*Select totals may not sum due to rounding

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